                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

| |  Preliminary Proxy Statement          Confidential, for Use of the
|X|  Definitive Proxy Statement           Commission Only (as permitted
| |  Definitive Additional Materials               by Rule 14a-6(e)(2))     | |
| |  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         Virginia Commerce Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): |X|     No fee required.

| |    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1. Title of each class of securities to which transaction applies:


          ---------------------------------------------------------------------
       2. Aggregate number of securities to which transaction applies:


          ---------------------------------------------------------------------
       3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          ---------------------------------------------------------------------
       4. Proposed maximum aggregate value of transaction:


          ---------------------------------------------------------------------
       5. Total Fee Paid:


          ---------------------------------------------------------------------
| |    Fee paid previously with preliminary materials:

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1. Amount Previously Paid:


       2. Form, Schedule or Registration Statement No.:


       3  Filing Party:


       4. Date Filed:

                         VIRGINIA COMMERCE BANCORP, INC.
                                5350 LEE HIGHWAY
                            ARLINGTON, VIRGINIA 22207

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 27, 2005

TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of Virginia Commerce Bancorp, Inc. (the "Company") will be held at:

                                 The Tower Club
                      8000 Tower Crescent Drive, Suite 1700
                             Vienna, Virginia 22182

on April 27, 2005 at 4:00 p.m. for the following purposes:

         (1) To elect nine (9) directors to serve until their successors are duly elected and qualified; and

         (2) To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

         Shareholders of record as of the close of business on March 10, 2005 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

                                           By Order of the Board of Directors



                                           Robert H. L'Hommedieu
                                           Secretary


March 25, 2005






         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

                         VIRGINIA COMMERCE BANCORP, INC.
                                5350 Lee Highway
                            Arlington, Virginia 22207


                         ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT

                                  INTRODUCTION

         This proxy statement is being sent to shareholders of Virginia Commerce Bancorp, Inc., a Virginia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 4:00 p.m. on April 27, 2005, and at any adjournment or postponement of the meeting. The purposes of the meeting are:

         (1) electing nine (9) directors to serve until their successors are duly elected and qualified; and -

         (2) transacting such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

         The meeting will be held at:

                                 The Tower Club
                      8000 Tower Crescent Drive, Suite 1700
                             Vienna, Virginia 22182

         This proxy statement and proxy card are being sent to shareholders of the Company on or about March 25, 2005. A copy of the our Annual Report on Form 10-K for the year ended December 31, 2004, which includes our audited financial statements, also accompanies this proxy statement.

                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

         Only shareholders of record at the close of business on March 10, 2005, will be entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. On that date, there were 11,188,716 shares of our common stock, par value $1.00 per share, outstanding. At March 10, 2005, the outstanding common stock was held by approximately an aggregate of 2,124 beneficial shareholders, including 578 shareholders of record. The common stock is the only class of the Company's stock of which shares are outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. The presence at the meeting, in person or by proxy, of not less than a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum.

PROXIES

         Properly executed proxies which are received by the Company in time to be voted at the meeting will be voted as specified by the shareholder giving the proxy. In the absence of specific instructions, proxies received will be voted FOR of the election of the nominees for election as directors. Management does not know of any matters other than those described in this proxy statement that will be brought before the meeting. If other matters are properly brought before the meeting, the persons named in the proxy intend to vote the shares to which the proxies relate in accordance with their best judgment.

         The judges of election appointed by the Board of Directors for the meeting will determine the presence of a quorum and will tabulate the votes cast at the meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of common stock on a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to that matter.

         Please sign, date, mark and promptly return the enclosed proxy in the postage paid envelope provided for this purpose in order to assure that your shares are voted. You may revoke your proxy at any time before it is voted at the meeting:

         o  by granting a later proxy with respect to the same shares;

         o by sending written notice to Peter A. Converse, Chief Executive Officer of the Company, at the address noted above, at any time prior to the proxy being voted; or

         o  by voting in person at the meeting.

         Attendance at the meeting will not, in itself, revoke a proxy. If your shares are held in the name of your bank or broker, you will need additional documentation to vote in person at the meeting. Please see the voting form provided by your recordholder for additional information regarding the voting of your shares.

         Many shareholders whose shares are held in an account at a brokerage firm or bank will have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Shareholders should check the voting form or instructions provided by their recordholder to see which options are available. Shareholders submitting proxies or voting instructions electronically should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the shareholder. To revoke a proxy previously submitted electronically, a shareholder may simply submit a new proxy at a later date before the taking of the vote at the meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

         The enclosed proxy is being solicited on behalf of the Board of Directors of the Company. The cost of this proxy solicitation is being borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, by officers, regular employees or directors of the Company, who will not be compensated for any such services. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of common stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

SECURITIES OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth certain information as of March 1, 2005 concerning the number and percentage of shares of the Company's common stock beneficially owned by its directors, nominees for director, executive officers who are not members of the Board of Directors, and by its directors and executive officers as a group. In addition, the table includes information with respect to other persons known to the Company who own or may be deemed to own more than five percent of the Company's stock as of March 1, 2005. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. The Company knows of no other person or persons, other than street name nominee owners, who, beneficially or of record, own in excess of five percent of the Company's common stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.

                                                                     Number of Shares          Percentage of Class
DIRECTORS AND NOMINEES FOR DIRECTOR:                                Beneficially Owned        Beneficially Owned(1)
-----------------------------------------------------------         ------------------        ---------------------
Leonard Adler, Director                                                  284,181  (2)                 2.53%

Michael G. Anzilotti, Director and President of the Company                1,250                      0.01%

Peter A. Converse, Director and Chief Executive
   Officer of the Company, President and Chief
   Executive Officer of the Bank                                         464,214  (3)                 4.04%

Frank L. Cowles, Jr., Director                                           199,809  (2)                 1.78%

W. Douglas Fisher, Chairman of the Board of Directors                    356,197  (2)(4)              3.17%

David M. Guernsey, Vice Chairman of the Board of Directors               141,449  (2)(5)              1.26%

Robert H. L'Hommedieu, Director and Secretary                            390,740  (6)                 3.49%

Norris E. Mitchell, Director                                             499,602                      4.47%

Arthur L. Walters, Vice Chairman of the Board of Directors
4141 N. Henderson Road
Arlington, Virginia 22203                                              1,576,202  (2)(7)             14.04%

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:
R.B. Anderson, Jr., Executive Vice President, CLO                        104,661  (8)                 0.93%

William K. Beauchesne, Executive Vice President, CFO                      58,750  (9)                 0.52%

Kerry J. Donley, Executive Vice President, Retail Banking                 17,404  (10)                0.16%

Patricia M. Ostrander, Executive Vice President, Human Resources          15,664  (11)                0.14%
                                                                    ------------------        ---------------------
All directors and executive officers as a group (13 persons)           4,110,123  (12)               34.73%

5% BENEFICIAL SHAREHOLDERS:

Julian and Dorothy S. Davidson
1240 Deborah Drive, SE
Huntsville, Alabama 35801                                                633,605                      5.66%

--------------------------------------------------------

(1) Based on 11,188,716 shares outstanding as of March 1, 2005, except with respect to individuals holding options or warrants to acquire common stock exercisable within sixty days of March 1, 2005, in which event represents percentage of shares issued and outstanding as of March 1, 2005 plus the number of such options or warrants held by such person, and all directors and officers as a group, which represents percentage of shares outstanding as of March 1, 2005 plus the number of such options or warrants held by all such persons as a group.
(2) Includes presently exercisable options and warrants to acquire 35,044 shares of common stock.
(3) Includes presently exercisable options to acquire 307,761 shares of common stock.
(4) Includes 234,474 shares held jointly by Mr. Fisher and his wife over which they share voting and investment power.
(5) Includes 28,525 shares held by Guernsey Office Products, Inc., of which Mr. Guernsey is Chief Executive Officer and principal shareowner.
(6) Includes presently exercisable options to acquire 7,315 shares of common stock.
(7) Includes 1,243,871 shares held jointly by Mr. Walters and his wife over which they share voting and investment power, and 211,807 shares held by C.W. Cobb and Associates, of which Mr. Walters is President.
(8) Includes presently exercisable options to acquire 68,992 shares of common stock.
(9) Includes presently exercisable options to acquire 55,000 shares of common stock.
(10) Represents presently exercisable options to acquire 17,404 shares of common stock.
(11) Includes presently exercisable options to acquire 14,179 shares of common stock.
(12) Includes presently exercisable options and warrants to acquire 645,871 shares of common stock.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Nine (9) directors will be elected at the meeting for a one year period until the 2006 Annual Meeting of Shareholders and until their successors have been elected and qualified. Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein. Each of the nominees for election as director currently serves as a director. The Board of Directors has determined that each director other than Mr. Converse and Mr. Anzilotti is an "independent director" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD").

         Vote Required and Recommendation of the Board of Directors. Nominees receiving a plurality of the votes cast at the meeting in the election of directors will be elected as directors in the order of the number of votes received. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

NOMINEES FOR ELECTION AS DIRECTORS

                                                                                                                      Director
Name and Age(1)            Position                       Principal Occupation During Past Five Years                 Since(2)
-------------------------  -----------------------------  ---------------------------------------------------------   ---------
Leonard Adler, 69          Director                       Chairman of the Board, Adler Financial Group (real estate   1998(3)
                                                          and investments); Principal, Total Crafts (retail craft
                                                          chain)

Michael G. Anzilotti, 55   Director and President of the  President of the Company (July 2004 to present);            2004
                           Company                        President and CEO of First Virginia Bank - Northern
                                                          Virginia (1995 to 2003)

Peter A. Converse, 54      Director and CEO of the        President and CEO of the Bank (January 1994 to present);    1994
                           Company; President and CEO of  Senior Vice President/Chief Lending Officer, Federal
                           the Bank                       Capital Bank (March 1992 to December 1993); Senior Vice
                                                          President, Bank of Maryland (October 1990 to March 1992);
                                                          Executive Vice President/Chief Lending Officer, Century
                                                          National Bank (May 1986 to July 1990)

Frank L. Cowles, Jr., 75   Director                       Owner and President:  Cowles Nissan/Cowles                  1988
                                                          Chrysler-Plymouth; Scottsville Hardware and Greenfields
                                                          Farm; Of Counsel, Cowles, Rinaldi & Arnold (law firm)

W. Douglas Fisher, 67      Chairman of the Board          Retired - Vice President and founder, Aztech Corp.          1988
                                                          (computer systems) 1969 to 1990 and 1992-1997; Vice
                                                          President, Executive Systems, Inc. (computer systems)
                                                          (1990 to 1992)

David M. Guernsey, 57      Vice Chairman of the Board     Owner and Chief Executive Officer, Guernsey Office          1988
                                                          Products, Inc.

Robert H. L'Hommedieu, 78  Director and Secretary         Retired, Vice President and founder, Hess, Egan, Hagerty    1988
                                                          and L'Hommedieu, Inc. (insurance brokerage) (1974 through
                                                          1991)

Norris E. Mitchell, 69     Director                       Co-Owner, Gardner Homes Realtors                            1988

Arthur L. Walters, 85      Vice Chairman of the Board     Owner and President, TransAmerican Bankshares and various   1993
                                                          affiliates; President, C. W. Cobb and Associates, Inc.,
                                                          (mortgage bankers); co-owner of various real estate
                                                          development and management companies

-------------------------

(1)  As of March 1, 2005.
(2) The Company became the holding company for Virginia Commerce Bank (the "Bank"), the Company's wholly owned subsidiary, on December 22, 1999. The date of commencement of service shown includes service prior to December 23, 1999 as director of the Bank.
(3) Mr. Adler was appointed to the Board of Directors of the Bank effective January 1998. He previously served as a member of the Board of Directors of the Bank from 1989 to 1991.

COMMITTEES, MEETINGS AND PROCEDURES OF THE BOARD OF DIRECTORS

         Meetings. The Board of Directors of the Company met twelve (12) times during 2004. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors of the Company and by all committees on which such members served during the 2004 fiscal year or any portion thereof.

         Audit Committee. The Board of Directors has a standing Audit Committee, which is a joint committee of the Company and the Bank. The Audit Committee is responsible for the selection, review and oversight of the Company's independent accountants, the approval of all audit, review and attest services provided by the independent accountants, the integrity of the Company's reporting practices and the evaluation of the Company's internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors. The Audit Committee is currently comprised of Messrs. Fisher, L'Hommedieu and Mitchell. Each of the members of the Audit Committee is independent, as determined under the definition of independence adopted by the NASD for audit committee members in Rule 4350(d)(2)(A). The Board of Directors has adopted a written charter for the Audit Committee. During the 2004 fiscal year, the Audit Committee met four times. The Board of Directors has determined that Mr. Mitchell is an "audit committee financial expert" as defined under regulations of the Securities and Exchange Commission.

         The audit committee is also responsible for the pre-approval of all non-audit services provided by its independent auditors. Non-audit services are only provided by the Company's auditors to the extent permitted by law. Pre-approval is required unless a "de minimus" exception is met. To qualify for the "de minimus" exception, the aggregate amount of all such non-audit services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or by one or more members of the committee to whom authority to grant such approval has been delegated by the committee.

         Nominations. The Board of Directors does not have a standing Nominating Committee. It is the policy of the Board of Directors that all members of the Board of Directors who are independent within the meaning of NASD Rule 4200(a)(15) participate in the nomination of directors, in order that the broadest viewpoints and perspectives may be brought into the evaluation of sitting directors, the decision whether to invite new directors and the determination and evaluation of potential candidates for nomination as director. The Board of Directors has adopted a charter addressing the nominations process. A copy of the charter is available on the Company's website at www.vcbonline.com.

         With the exception of Mr. Converse, who, in accordance with the law then applicable to the Bank, was appointed as a director of the Bank when he became President in 1994, Mr. Adler, who became a director of the Bank shortly after its organization and returned to the Board in 1998, and Mr. Anzilotti, who was appointed a director when he became President of the Company in 2004, each of the directors of the Company was an original, or early, director of the Bank. To date, the operations and management of the Company have not required the expansion of the Board of Directors, and as such, the Board has not developed a formal policy for the identification or evaluation of nominees. In general, if the Board determined that expansion of the Board or replacement of a director was necessary or appropriate, the Board expects that it would review, through candidate interviews with members of the Board and management, consultation with the candidate's associates and through other means, a candidate's honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, willingness to invest in the Company, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. The Board would review any special expertise, for example, expertise that qualify a person as an audit committee financial expert, and membership or influence in a particular geographic or business target market, or other relevant business experience.

         The Board of Directors, or those directors performing the nominating function, will consider director candidates nominated by shareholders during such times as the Company is actively considering obtaining new directors. Candidates recommended by shareholders will be evaluated based on the same criteria described above. Shareholders desiring to suggest a candidate for consideration should send a letter to the Company's Secretary and include: (a) a statement that the writer is a shareholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration;
(b) the name and contact information for the candidate; (c) a statement of the candidate's business and educational experience; (d) information regarding the candidate's qualifications to be director, including but not limited to an evaluation of the factors discussed above which the Board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing shareholder and the candidate; (f) information regarding potential conflicts of interest; and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected. Because of the limited resources of the Company and the limited opportunity to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the Board, and no undertaking to do so is implied by the willingness to consider candidates proposed by shareholders.

         Compensation. The Personnel and Compensation Committee, composed of all the directors of the Company who are "independent directors" within the meaning of Nasdaq Rule 4200(a)(15), is responsible for the adoption of the Company's personnel policies and establishing salary and compensation guidelines and levels for all Company officers and personnel, as well as the salary and compensation of all executive officers. The Committee is also responsible for annually nominating the officers of the Company, evaluating the performance thereof and recommending the grant of stock options under the Company's 1998 Option Plan (as defined below). During the 2004 fiscal year, the Personnel and Compensation Committee met one (1) time.

         Shareholder Communications. Company shareholders who wish to communicate with the Board of Directors or an individual director can write to Virginia Commerce Bancorp, Inc., 5350 Lee Highway, Arlington, Virginia 22207,
Attention: Lynda Cornell, Assistant to the Chief Executive Officer. Your letter should indicate that you are a shareholder, and whether you own your shares in street name. Depending on the subject matter, management will: (a) forward the communication to the director or directors to whom it is addressed; (b) handle the inquiry directly or delegate it to appropriate employees, such as where the communication is a request for information, a stock related matter, or a matter related to ordinary course matters in the conduct of the Company's banking business; or (c) not forward the communication where it is primarily commercial or political in nature, or where it relates to an improper, frivolous or irrelevant topic. Communications which are not forwarded will be retained until the next Board meeting, where they will be available to all directors.

         Director Attendance at the Annual Meeting. The Board believes it is important for all directors to attend the annual meeting of shareholders in order to show their support for the Company and to provide an opportunity for shareholders to communicate any concerns to them. Accordingly, it is the policy of the Company to encourage all directors to attend each annual meeting of shareholders unless they are unable to attend by reason of personal or family illness or pressing matters. All of the Company's directors attended the 2004 annual meeting of shareholders.

AUDIT COMMITTEE REPORT

         The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls established by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-K;

         (2) discussed with Yount, Hyde & Barbour, P.C., the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Yount, Hyde & Barbour, as required by Independence Standards Board Standard No. 1; and

         (3) discussed with Yount, Hyde & Barbour, its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Yount, Hyde & Barbour is compatible with the auditor's independence.

                                          Members of the Audit Committee

                                          Robert H. L'Hommedieu, Chairman
                                          W. Douglas Fisher
                                          Norris E. Mitchell

DIRECTORS' COMPENSATION

         During the fiscal year ended December 31, 2004, the directors received an aggregate of $286,500 for attendance at meetings of the Board of Directors of the Company and the Bank. All directors were entitled to receive $3,000 monthly for attendance at Board and committee meetings. Additionally, in January 2004 each of the seven outside directors was granted options to purchase 3,125 shares of common stock, at an exercise price of $25.15 per share. The options vest over a five year period commencing in 2006, and have a term of 10 years from the date of grant. The directors receive no compensation for attendance at committee meetings. Directors are currently entitled to receive a fee of $3,500 per month in 2005 for attendance at meetings. In January 2005, each of the seven outside directors was granted options to purchase 2,000 shares of common stock, at an exercise price of $29.00 per share, vesting over five years and having a ten year term from the date of grant.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following information is provided with respect to the current executive officers of the Company who are not directors.

             Name                      Age                                Position
-------------------------------    ------------    -------------------------------------------------------
R.B. Anderson, Jr.                     50            Executive Vice President and Chief Lending Officer

William K. Beauchesne                  49           Executive Vice President and Chief Financial Officer

Kerry J. Donley                        49                 Executive Vice President, Retail Banking

Patricia M. Ostrander                  38                Executive Vice President, Human Resources

-------------------------------

         R.B. Anderson, Jr. - Mr. Anderson, Executive Vice President and Chief Lending Officer of the Bank, joined Virginia Commerce Bank in May 1996. Prior to joining the Bank, Mr. Anderson was a Senior Vice President and Senior Commercial Loan Officer at Allegiance Bank, N.A., Bethesda, Maryland, (March 1987 to April
1996). Mr. Anderson has over twenty-nine years of managerial, administrative and operational lending experience.

         William K. Beauchesne - Mr. Beauchesne, Executive Vice President and Chief Financial Officer of the Bank, joined the Bank in August 1995. Prior to joining the Bank, Mr. Beauchesne served as Chief Operations Officer and Director of Metropolitan Bank for Savings, FSB, Arlington, Virginia (November 1986 to May
1993). Mr. Beauchesne has over twenty-seven years of accounting, operations and financial management experience in the banking industry.

         Kerry J. Donley - Mr. Donley, Executive Vice President, Retail Banking, joined the Bank in February 1998 as Senior Vice President and Regional Manager. Prior to that time, Mr. Donley was a Vice President at Crestar Bank, where he began his banking career in 1979. Mr. Donley has over twenty-four years of managerial and operational experience in retail banking.

         Patricia M. Ostrander - Ms. Ostrander, Executive Vice President, Human Resources, joined the Bank in May 1994 as Loan Administration Officer. Prior to joining the Bank, Ms. Ostrander was a Loan Administration Officer at Tysons National Bank, McLean, Virginia (December 1992 to April 1994). Ms. Ostrander has over fifteen years of managerial, administrative and operational lending experience in the banking industry.

             EXECUTIVE OFFICER COMPENSATION AND CERTAIN TRANSACTIONS

COMPENSATION - OVERVIEW

         The following table sets forth a comprehensive overview of the compensation for Mr. Converse, the Chief Executive Officer of the Company, and the four most highly compensated executive officers of the Company (including officers of the Bank) who received total salary and bonuses of $100,000 or more during the fiscal year ended December 31, 2004.

                           SUMMARY COMPENSATION TABLE

                                                                                                  Long-term
                                                                                                 Compensation
                                                              Annual Compensation                   Awards
                                                   ------------------------------------------ -------------------
                                                                                                  Securities         All Other
  Name and Principal Position                          Year         Salary        Bonus(1)    Underlying Options  Compensation($)
--------------------------------                   ------------- -------------  ------------- ------------------- -----------------
Peter A. Converse, Director, Chief                     2004        $275,000       $300,000         7,500(2)         $42,500(5)
Executive Officer - Company;
President and Chief Executive Officer                  2003        $225,000       $300,000        12,500(3)         $36,000(5)
- Bank
                                                       2002        $200,000       $205,000        23,437(4)         $29,500(5)


R.B. Anderson, Jr., Executive Vice                     2004        $175,000       $125,000         5,625(2)          $6,500(6)
President and Chief Lending Officer
- Bank                                                 2003        $155,000       $125,000        10,000(3)          $6,000(6)

                                                       2002        $140,000        $82,500        12,500(4)          $5,500(6)


William K. Beauchesne, Treasurer and                   2004        $145,000        $75,000         5,625(2)          $6,500(6)
Chief Financial Officer - Company;
Executive Vice President and Chief                     2003        $127,500        $75,000        10,000(3)          $5,357(6)
Financial Officer - Bank
                                                       2002        $115,000        $50,000        11,717(4)          $4,200(6)


Kerry J. Donley, Executive Vice
President/Retail Banking - Bank                        2004        $105,000        $20,000         3,125(2)          $4,176(6)

                                                       2003        $100,000        $30,000         5,000(3)          $3,692(6)

                                                       2002         $90,000        $22,000         3,125(4)          $3,060(6)


Patricia M. Ostrander, Executive Vice                  2004         $90,000        $20,000         2,500(2)          $3,429(6)
President/Human Resources - Bank
                                                       2003         $80,000        $20,000         3,750(3)          $2,889(6)

                                                       2002         $71,000        $14,000         3,125(4)          $2,496(6)

--------------------------------

(1) Amounts shown as bonus compensation accrue in the year indicated and are paid in the following year.
(2) As adjusted for a five-for-four stock split in the form of a 25% stock dividend in July 2004. The award vests in equal installments over a five year period, commencing in 2005.
(3) As adjusted for a two-for-one stock split in the form of a 100% stock dividend in May 2003 and a five-for-four stock split in the form of a 25% stock dividend in July 2004. The award vests in equal installments over a five year period, commencing in 2004.
(4) As adjusted for a five-for-four stock split in the form of a 25% stock dividend in April 2002, a two-for-one stock split in the form of a 100% stock dividend in May 2003 and a five-for-four stock split in the form of a 25% stock dividend in July 2004. The award vests in equal installments over a three year period, commencing in 2003.
(5) Includes $6,500 $6,000 and $5,500 for 401(k) matching contribution in 2004, 2003 and 2002, respectively, plus $36,000, $30,000 and $24,000 of director fees paid by the Company/Bank in 2004, 2003 and 2002, respectively.
(6)  Represents 401(k) matching contributions.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                     Potential Realizable Value at
                             Number of       Percent of Total                                        Assumed Annual Rate of Stock
                            Securities      Options Granted to    Exercise                        Price Appreciation for Option Term
                            Underlying         Employees in      Price Per                        ----------------------------------
           Name         Options Granted(1)      Fiscal Year      Share (1)      Expiration Date         5%                  10%
---------------------   ------------------  ------------------  -------------   ----------------  --------------      --------------
Peter A. Converse             7,500                6.39%           $25.15       January 10, 2014      $118,625           $300,620

R.B. Anderson, Jr.            5,625                4.80%           $25.15       January 10, 2014       $88,969           $225,465

William K. Beauchesne         5,625                4.80%           $25.15       January 10, 2014       $88,969           $225,465

Kerry J. Donley               3,125                2.66%           $25.15       January 10, 2014       $49,247           $125,258

Patricia M. Ostrander         2,500                2.13%           $25.15       January 10, 2014       $39,542           $100,207
---------------------

(1) As adjusted for a five -for-four stock split in the form of a 25% stock dividend in July 2004.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                                                                        Number of Securities Underlying     Value of Unexercised In-
                                                                           Unexercised Options at             The-Money Options at
                                Shares Acquired                               December 31, 2004                December 31, 2004
           Name                 on Exercise(1)       Value Realized       Exercisable/Unexercisable        Exercisable/Unexercisable
---------------------------   --------------------  -----------------  --------------------------------    -------------------------
Peter A. Converse                   17,500              $418,880                343,369/25,312                 $8,902,674/$376,839

R.B. Anderson, Jr.                  19,295              $353,208                 73,266/17,793                 $1,814,995/$255,583

William K. Beauchesne                 --                   --                    52,115/17,531                 $1,266,469/$249,944

Kerry J. Donley                       --                   --                     14,736/8,168                  $356,875/$106,426

Patricia M. Ostrander                 --                   --                     11,886/6,363                   $286,111/$80,820
------------------------

(1) As adjusted for a five-for-four stock split in the form of a 25% dividend in July 2004.

EMPLOYEE BENEFIT PLANS

         The Company provides all officers and full-time employees with group life and medical and dental insurance coverage. With the exception of the Chief Executive Officer, the President, the Executive Vice President - Chief Lending Officer, and the Executive Vice President - Chief Financial Officer, all officers and employees pay a portion of the premium costs of medical and dental insurance.

         401(k) Plan. The Bank maintains a 401(k) defined contribution plan (the "Plan"). Employees who are at least 21 years of age, have completed at least ninety days of continuous service with the Bank and have completed at least 1,000 hours of work during any Plan year are eligible to participate in the Plan. Under the Plan, a participant may contribute up to 15% of his or her compensation for the year, subject to certain limitations. The Bank may also make, but is not required to make, a discretionary contribution for each participant. The amount of such contribution, if any, is determined on an annual basis by the Board of Directors. Contributions by the Bank totaled $233,951 for the fiscal year ended December 31, 2004.

         Stock Option Plans. Under the Incentive Stock Option Plan approved by the Bank's shareholders in 1989 ("1989 Option Plan"), 560,530 shares of common stock (as adjusted) were available for issuance under options granted between July 20, 1988 and May 15, 1998. The 1989 Option Plan was designed to enable the Bank to attract and retain qualified personnel and to reward outstanding performance. Eligible employees ("Participants") are those employees, including officers, who at the time options are granted, serve in managerial positions or are deemed to be "key employees" by the Board of Directors. The Board of Directors, in its sole discretion, administered the 1989 Option Plan. Upon the reorganization of the Bank into the holding company form of ownership in 1999, the Company adopted the 1989 Option Plan, and the outstanding options to purchase Bank common stock became options to acquire Company common stock. As of March 1, 2005, there were an aggregate of 218,909 (as adjusted) options to purchase shares of common stock outstanding under the 1989 Option Plan, at exercise prices ranging from $1.25 to $2.89 per share. Options outstanding under the 1989 Option Plan will expire no later than May 2008. No further options may be granted under the 1989 Option Plan.

         The Company also maintains the 1998 Stock Option Plan (the "1998 Option Plan"), which was approved by shareholders of the Bank at the 1998 Annual Meeting, and assumed by the Company in connection with the reorganization in to the holding company form of ownership. Under the 1998 Option Plan, as amended, 1,238,280 shares of common stock, as adjusted for the stock restructuring in May 1999, 10% stock dividend in May 2000, five-for-four stock splits in the form of 25% stock dividends in May 2001, April 2002 and July 2004, and a two-for-one stock split in the form of a 100% stock dividend in May 2003, are available for issuance under options granted between May 30, 1998 and May 29, 2008. As of March 1, 2005, there were an aggregate of 942,771 (as adjusted) options to purchase shares of common stock outstanding under the 1998 Option Plan, at exercise prices ranging from $3.14 to $29.00 per share. Options outstanding under the 1998 Option Plan will expire no later than January 2015. As of March 1, 2005, there were a total of 194,487 options available for granting under the 1998 Option Plan.

         Options under the 1998 Option Plan may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not ISOs ("Non-ISOs"). Awards to directors may consist only of Non-ISOs. The purpose of the 1998 Option Plan is to advance the interests of the Company through providing selected key employees and the directors of the Company and its subsidiaries with the opportunity to acquire shares of common stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key employees and directors of the Company to promote the success of the business, as measured by the value of its shares, and to increase the commonality of interests among key employees, directors and other shareholders. The 1998 Option Plan is administered by the Personnel and Compensation Committee of the Board of Directors, which will perform the functions of the option committee (the "Committee"), consisting of at least three directors of the Company who are not employees of the Company.

         A Participant may, under the 1998 Option Plan, receive additional options notwithstanding the earlier grant of options and regardless of their having been exercised, expired, or surrendered. Participants owning more than 10% of the voting power of all classes of the Company's voting securities (and of its parent or subsidiary companies, if any) may not receive additional ISO's unless the option exercise price is at least 110% of the fair market value of the common stock and unless the option expires on the fifth anniversary of the date of its grant. All other options granted under the 1998 Option Plan may expire no later than the tenth anniversary of the date of their grant.

         Option exercise prices are determined by the Committee on the date the subject options are granted. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, stock split, combination or subdivision of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust both the number and kind of shares of stock as to which Options may be awarded under the 1998 Option Plan, the affected terms (including exercise price) of all outstanding Options and the aggregate number of shares of common stock remaining available for grant under the 1998 Option Plan. Options may be exercised in whole or in part and are not transferable except upon the death of the participant. Any unexercised options then existing may be exercised by the transferee under the terms of such options.

         No Option may be exercised within six months of its date of grant. In the absence of Committee action to the contrary: (A) an otherwise unexpired ISO, or a Non-ISO granted to an employee, shall cease to be exercisable upon (i) an employee's termination of employment for "just cause" (as defined in the 1998 Option Plan), (ii) the date three months after an employee terminates service for a reason other than just cause, death, or disability, or (iii) the date one year after an employee terminates service due to disability, or two years after termination of such service due to his death; (B) an unexpired Non-ISO granted to a non-employee director shall be exercisable at any time (but not later than the date on which the Non-ISO would otherwise expire.) Notwithstanding the provisions of any Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon the optionee's death or permanent and total disability. Notwithstanding the provisions of any award which provide for its exercise or vesting in installments, on the date of a change in control, all Options issued under the 1998 Option Plan shall be immediately exercisable and fully vested. At the time of a change in control, the optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the common stock subject to such Option over the exercise price of such shares, in exchange for the cancellation of such Options by the optionee. Notwithstanding the previous sentence, in no event may an Option be cancelled in exchange for cash within the six-month period following the date of its grant.

         For purposes of the 1998 Option Plan, "change in control" means any one of the following events: (1) the acquisition of ownership of, holding or power to vote more than 51% of the Company's voting stock; (2) the acquisition of the power to control the election of a majority of the Company's directors; (3) the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a group within the meaning of
Section 13(d) of the Exchange Act; or (4) the failure during any period of two consecutive years, of individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Continuing Directors") for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of defining "change in control," the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

         As of December 31, 2004, the Company had options for the purchase of 1,147,084 shares of common stock issued and outstanding under the 1989 and 1998 Option Plans. Subsequent to December 31, 2004, options to purchase 104,750 shares of common stock, at an exercise price of $29.00 per share, were issued to forty-three officers and seven outside directors of the Company and Bank, including options to purchase 6,500 shares of common stock issued to Mr. Converse, options to purchase 5,000 shares of common stock issued to each of Mr. Anderson and Mr. Beauchesne, options to purchase 3,000 shares of common stock issued to Ms. Ostrander, and options to purchase 2,500 shares of common stock issued to each of Mr. Anzilotti and Mr. Donley. All of the awards made through December 2002 under the 1998 Option Plan vest over a period of three years, commencing in the year after the award is made. All awards made since January 2003 vest over a period of five years, commencing in the year after the year of grant. As of the date hereof, 194,487 options are available for issuance pursuant to the 1998 Option Plan.

         Transactions with Management and Others. Some of the directors of the Company and Bank or companies with which they are associated, and some of the officers of the Company and Bank, were customers of, and had banking transactions with, the Bank during the fiscal year ended December 31, 2004. All loans and commitments to make loans to such persons by the Bank were made in the normal course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons; and in the opinion of management, did not and do not involve more than a normal risk of collectibility or present other unfavorable features. The maximum aggregate amount of loans (including lines of credit) to officers, directors and affiliates of the Company during 2004 amounted to $31,357,427 representing approximately 34.34% of the Company's total shareholders' equity at December 31, 2004. The aggregate amount outstanding on such loans at December 31, 2004 was $20,613,107. None of these loans has ever been adversely classified, and all of such loans are current as to the payment of interest and principal.

REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE

         The Personnel and Compensation Committee (the "Committee") of Virginia Commerce Bank (the "Bank"), which performs the functions of the compensation committee for the Company, is composed of all the independent members of the Board within the meaning of NASD Rule 4200(a)(15). No member of the Personnel and Compensation Committee is a former or current officer or employee of the Bank. The Committee is responsible for determining the compensation of the named executive officers, including the Chief Executive Officer, Mr. Converse. The Committee considers the relationship of corporate performance to executive compensation and establishes executive compensation which consists primarily of three components: base salary, cash bonuses, and stock options.

         Compensation is paid based on the executive officers' individual and departmental performance, as well as the overall performance of the Company. In assessing the performance of the Company for the purpose of compensation decisions, the Committee considers numerous factors, including earnings during the past year relative to budget plans, growth, business plans for future, safety and soundness of the Bank, and changes in the value of the Company's stock. The Committee also considers salaries paid by other financial institutions with characteristics similar to the Bank. The Committee assesses individual executive performance based on the executive's responsibilities and the Committee's determination of the executive's contribution to the performance of the Bank and the accomplishment of the Bank's strategic goals. In assessing performance for purposes of establishing base salaries, the Committee does not make use of a mechanical formula, but instead weighs the factors described above as they deem appropriate in the circumstances. The 2005 salary levels of the Company's executive officers were established consistent with this compensation policy.

         Base Salary. The Committee conducted a review of executive officer compensation in January 2004. Changes for base compensation for 2004 were effective January 1, 2004. In reviewing Mr. Converse's performance, his base salary was consistent with this compensation policy. Mr. Converse's review was based on the factors above, including the current financial performance of the Bank as measured by earnings, asset growth, and overall financial soundness. The Committee also considers the CEO's leadership in setting high standards for financial performance, motivating his management colleagues, and his continued involvement in community affairs, and the Committee's satisfaction with the management of the Bank. As a result of this review, which included a comparison of Mr. Converse's compensation with compensation paid to CEOs of comparable institutions, Mr. Converse's salary was increased by $50,000 to $275,000. Recommendations regarding the base salary of the other named executive officers are made to the Committee by the CEO and are either approved or modified by the Committee. The Committee did not reject or modify in any material way any of the recommendations of the CEO concerning base salaries of the other named executive officers for 2004.

         Cash Bonuses. Bonuses are discretionary and are generally granted to executive officers based on the extent to which the Bank achieves annual performance objectives as established by the Board of Directors and individual accomplishment. Bank performance objectives include net income, earnings per share, and return on equity goals. Bonuses may also be awarded to other officers and employees based on the recommendations of supervisors, or based on the terms of individual incentive compensation arrangements. It is the Committee's desire to limit base salary increases and provided additional compensation for performance through cash bonuses. Bonuses are accrued throughout the year and are generally paid before the end of January in the subsequent year.

         In 2004, the Bank far exceeded its targeted performance goals of 20% growth in assets, deposits and earnings. Based on those results, the CEO was awarded a bonus of $300,000. This annual bonus amount was accrued as of December 31, 2004 and paid in January 2005. As of December 31, 2004, the total accrued annual bonus for the named executive officers was $555,000, which was paid in January 2005.

         Stock Options. The Committee believes that the granting of options is the most appropriate form of long-term compensation to executive officers since it believes that equity interests in the Company held by executive officers aligns the interests of shareholders and management. This approach is designed to provide incentives for the creation of shareholder value over the long term since the full benefit of this component of the compensation package cannot be realized unless stock price appreciation occurs over a number of years. Stock option grants are discretionary and are limited by the terms and conditions of the company's 1998 Incentive Stock Option Plan. In January 2005 in recognition of the year 2004, Mr. Converse was awarded 6,500 stock options. The other named executive officers were awarded 18,000 options. These awards vest over a five year period, commencing in the year after grant.

         Conclusion. The Committee intends to continue the policy of linking executive compensation to corporate performance and returns to shareholders, recognizing that ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

                      Personnel and Compensation Committee

                                    W. Douglas Fisher
                                    David M. Guernsey
                                    Arthur L. Walters
                                    Robert L'Hommedieu
                                    Leonard Adler
                                    Frank L. Cowles, Jr.
                                    Norris E. Mitchell

STOCK PERFORMANCE COMPARISON

         The following table compares the cumulative total return on a hypothetical investment of $100 in Virginia Commerce Bancorp's common stock at the closing price on December 31, 1998 through December 31, 2003, with the hypothetical cumulative total return on the Nasdaq Stock Market Index (Total U.S.) and the Nasdaq Bank Index for the comparable period.

                              [LINE CHART OMITTED]

                                                                   December 31,
                                          ---------------------------------------------------------------
                                            1999       2000       2001      2002      2003       2004
                                          ---------- ---------- --------- --------- ---------- ----------
Virginia Commerce Bancorp, Inc.              100.00     105.52    206.13    290.18     780.67     868.71
Nasdaq Stock Market Index - (Total U.S.)     100.00      60.71     47.93     32.82      49.23      53.46
Nasdaq Bank Index                            100.00     114.67    126.23    131.93     171.42     190.26

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a), except that Forms 4 reporting option grants made in January 2004 were not filed on a timely basis for each of the seven outside directors and Messrs. Converse, Anderson, Beauchesne and Donley, a Form 3 for Mr. Anzilotti was not filed in a timely manner, and one Form 4 for Mr. Adler, reporting one transaction, one Form 4 for Mr. Anderson, reporting one transaction, two Forms 4 for Mr. Mitchell, each reporting one transaction, and one Form 4 for Mr. Walters, reporting two transactions, were not filed in a timely manner.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Board of Directors has selected the independent registered public accounting firm of Yount, Hyde & Barbour, P.C. to audit the accounts of the Company for the fiscal year ended December 31, 2005. Yount, Hyde & Barbour audited the Company's financial statements for the year ended December 31, 2004. Representatives of Yount, Hyde & Barbour are expected to be present at the meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

         Audit Fees.

         During 2004, the aggregate amount of fees billed to the Company by Yount, Hyde and Barbour for services rendered by it for the audit of the Company's financial statements and review of financial statements included in the Company's reports on Form 10-K and 10-Q, and for services normally provided in connection with statutory and regulatory filings was $95,290. In 2003, Yount Hyde & Barbour billed $47,948 for such services. This category includes fees for services necessary to perform the audit in accordance with the standards of the Public Company Accounting Oversight Board, and things such as comfort letters, attest services, consents and assistance with and review of documents filed with Commission, and in 2004, the audit of the Company's internal control over financial reporting.

         Audit-Related Fees.

         During 2004, the aggregate amount of fees billed to the Company by Yount, Hyde and Barbour for assurance and related services reasonably related to the performance of the audit services rendered by it was $26,400 In 2003, Yount Hyde & Barbour billed $17,750 for such services. In 2004, this category included billings for a review of information technology systems, a review of ACH compliance, and an employee benefit plan audit. The fees for 2003 were for fees for an employee benefit plan audit, an audit of the collateral maintained for the Bank's line-of-credit with the Federal Home Loan Bank of Atlanta, an attest report on internal controls under FDICIA and consultation concerning financial accounting and reporting standards.

         Tax Fees.

         During 2004, the aggregate amount of fees billed to the Company by Yount, Hyde and Barbour for tax advice, compliance and planning services was $4,000. In 2003, Yount Hyde & Barbour billed $4,000 for such services. For both years fees were limited to the preparation of federal and state tax returns for the Company and its subsidiary trusts.

         All Other Fees.

         During 2004 and 2003, the were no other fees billed to the Company by Yount, Hyde and Barbour.

         None of the engagements of Yount, Hyde & Barbour provide services other than audit services was made pursuant to the de minimus exception to the pre-approval requirement contained in the rules of the Securities and Exchange Commission and the Company's audit committee charter.

                             FORM 10-K ANNUAL REPORT

         THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER SOLICITED HEREBY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST. REQUESTS SHOULD BE DIRECTED TO LYNDA CORNELL, ASSISTANT TO THE CHIEF EXECUTIVE OFFICER, VIRGINIA COMMERCE BANCORP, INC., 5350 LEE HIGHWAY, ARLINGTON, VIRGINIA 22207.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action by shareholders at the meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         All proposals of shareholders to be presented for consideration at the next annual meeting and included in the Company's proxy materials must be received by the Company no later than November 24, 2004.

                                          By Order of the Board of Directors

                                          VIRGINIA COMMERCE BANCORP, INC.

                                          Robert H. L'Hommedieu, Secretary

March 25, 2005

                                 REVOCABLE PROXY
                         VIRGINIA COMMERCE BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby makes, constitutes and appoints W. Douglas Fisher, David M. Guernsey and Arthur L. Walters, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Virginia Commerce Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Stockholders to be held on April 27, 2005 and at any adjournment or postponement of the meeting.

ELECTION OF DIRECTORS

    |_|    FOR all nominees listed below (except as noted to the contrary below)

    |_|    WITHHOLD AUTHORITY to vote for all nominees listed below

    Nominees:   Leonard Adler; Michael G. Anzilotti; Peter A. Converse;
                Frank L. Cowles, Jr.; W. Douglas Fisher; David M. Guernsey;
                Robert H. L'Hommedieu; Norris E. Mitchell; and Arthur L.
                Walters.

    (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above. IN ADDITION, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDER(S) UPON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.


                                    -----------------------------------------
                                    Signature of Stockholder


                                    -----------------------------------------
                                    Signature of Stockholder

                                    Dated:                             , 2005
                                           ----------------------------

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

         |_| Please check here if you plan to attend the Annual Meeting.